UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2004

RedEnvelope, Inc.

(Exact name of registrant as specified in its charter)

0-50387

(Commission File Number)

Delaware	33-0844285
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

201 Spear Street, 3rd Floor
San Francisco, CA 94105

(Address of principal executive offices, with zip code)

(415) 371-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1 Press Release of RedEnvelope, Inc. dated April 12, 2004 (updated revenue outlook for fourth fiscal quarter)

Item 12. Results of Operations and Financial Condition.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 12, 2004, the Issuer issued a press release announcing the updated revenue outlook for the fiscal quarter ended March 28, 2004. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.
Date: April 12, 2004	By:	/s/ Alison May
Alison May,
President and Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release of RedEnvelope, Inc. dated April 12, 2004 (updated revenue outlook for fourth fiscal quarter)

4